UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2014

WESTERN ASSET

SMASh SERIES M FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series M Fund for the twelve-month reporting period ended October 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 28, 2014

II	Western Asset SMASh Series M Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. Under normal circumstances, the Fund expects to invest primarily in a combination of U.S. dollar denominated and non-U.S. dollar denominated investment grade (that is, rated in the Baa/BBB categories or above or, if unrated, that we determine to be of comparable quality) debt obligations of U.S. and non-U.S. issuers (including emerging market issuers) and in derivatives and other instruments relating to such investments.

The Fund intends to invest a substantial portion of its assets in mortgage-related securities, U.S. government securities and money market instruments. Additionally, the Fund intends to invest in asset-backed and inflation-protected securities and to engage in dollar rolls on mortgage-related securities.

Although the Fund may invest in securities of any maturity, we estimate that the Fund’s target dollar-weighted average effective durationi is expected to range between six months and ten years. Instead of, and/or in addition to investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) generated positive results and largely outperformed equal-duration Treasuries over the twelve months ended October 31, 2014. Risk aversion was prevalent at times given mixed economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board (“Fed”)iii, and several geopolitical issues. However, these factors were largely overshadowed by solid demand from investors looking to generate incremental yield in the low interest rate environment.

Short-term Treasury yields moved higher, whereas longer-term Treasury yields declined during the twelve months ended October 31, 2014. Two-year Treasury yields rose from 0.31% at the beginning of the period to 0.50% at the end of the period. Their peak of 0.59% occurred in mid-September 2014 and they were as low as 0.28% in late November and early December 2013. Ten-year Treasury yields were 2.57% at the beginning of the period and reached a low of 2.15% on October 15, 2014. Their peak of 3.04% occurred on December 31, 2013 and they ended the reporting period at 2.35%. All told, the Barclays U.S. Aggregate Indexiv, returned 4.14% for the twelve months ended October 31, 2014.

Western Asset SMASh Series M Fund 2014 Annual Report	1

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. Minor adjustments were made to the Fund’s portfolio during the reporting period, including a small reduction to its out-of-benchmark (securities held by the Fund but not included in the benchmark) allocation to asset-backed securities.

During the reporting period, we employed U.S. Treasury futures, Eurodollar futures, and options on Treasury and Eurodollar futures to manage the Fund’s duration. The use of these instruments did not meaningfully impact performance. High yield index swaps (CDX) were used to manage our high-yield exposure. They had a minimal impact on performance. Interest-only strips and principal-only strips, which were used to diversify our mortgage positioning, contributed to the Fund’s performance during the period.

Performance review

For the twelve months ended October 31, 2014, Western Asset SMASh Series M Fund returned 7.10%. The Fund’s unmanaged benchmark, the Barclays U.S. Fixed-Rate Mortgage Backed Securities Indexv, returned 4.11% for the same period.

Performance Snapshot as of October 31, 2014 (unaudited)
	6 months	12 months
Western Asset SMASh Series M Fund	3.72%	7.10%
Barclays U.S. Fixed-Rate Mortgage Backed Securities Index	2.66%	4.11%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) were reimbursed by the manager.

The 30-Day SEC Yield for the period ended October 31, 2014 was 2.02%. Absent current fee waivers and/or expense reimbursements, the 30-Day SEC Yield would have been 1.97%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

2	Western Asset SMASh Series M Fund 2014 Annual Report

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2014, the gross total annual operating expense ratio for the Fund was 0.09%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2016, without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was an out-of-benchmark allocation to non-agency mortgage-backed securities (“MBS”). They outperformed the benchmark given overall strong demand, limited supply and improvements in the housing market. The Fund’s agency MBS exposure was also additive for results. Elsewhere, an out-of-benchmark allocation to commercial mortgage-backed securities was rewarded given their outperformance versus the benchmark.

Q. What were the leading detractors from performance?

A. While the Fund significantly outperformed the benchmark, its out-of-benchmark allocation to Treasury Inflation-Protected Securities (“TIPS”)vi was a small detractor from performance.

Thank you for your investment in Western Asset SMASh Series M Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 18, 2014

RISKS: Investments in fixed-income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. There is also a risk that an issuer will be unable to make principal and/or interest payments. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or

Western Asset SMASh Series M Fund 2014 Annual Report	3

Fund overview (cont’d)

sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2014 were: Mortgage-Backed Securities (34.0%), Collateralized Mortgage Obligations (27.1%), U.S. Government & Agency Obligations (18.4%), Asset-Backed Securities (11.5%) and U.S. Treasury Inflation Protected Securities (1.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays U.S. Fixed-Rate Mortgage Backed Securities Index is an unmanaged index composed of securities backed by fifteen-year to thirty-year fixed-rate mortgage pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

vi

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

4	Western Asset SMASh Series M Fund 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2014 and October 31, 2013 and does not include derivatives, such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset SMASh Series M Fund 2014 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2014 and held for the six months ended October 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
3.72%	$1,000.00	$1,037.20	0.00%	$0.00	5.00%	$1,000.00	$1,025.21	0.00%	$0.00

[1]	For the six months ended October 31, 2014.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

6	Western Asset SMASh Series M Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 10/31/14	7.10%
Five Years Ended 10/31/14	7.44
Inception* through 10/31/14	6.56

Cumulative total returns[1]
Inception date of 12/27/06 through 10/31/14	64.60%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or sub adviser. All operating expenses of the Fund (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date of the Fund is December 27, 2006.

Western Asset SMASh Series M Fund 2014 Annual Report	7

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Shares of Western Asset SMASh Series M Fund vs Barclays U.S. Fixed-Rate Mortgage Backed Securities Index† — December 27, 2006 - October 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

†	Hypothetical illustration of $10,000 invested in Western Asset SMASh Series M Fund on December 27, 2006, (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2014. The hypothetical illustration also assumes a $10,000, investment in the Barclays U.S. Fixed-Rate Mortgaged Backed Securities Index. The Barclays U.S. Fixed-Rate Mortgage Backed Securities Index is an unmanaged index composed of securities backed by fifteen year to thirty year fixed-rate mortgage pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

8	Western Asset SMASh Series M Fund 2014 Annual Report

Spread duration (unaudited)

Economic exposure — October 31, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Fixed-Rate Mortgage Backed Securities Index
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA SMASh M	— Western Asset SMASh Series M Fund

Western Asset SMASh Series M Fund 2014 Annual Report	9

Effective duration (unaudited)

Interest rate exposure — October 31, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Fixed-Rate Mortgage Backed Securities Index
MBS	— Mortgage-Backed Securities
WA SMASh M	— Western Asset SMASh Series M Fund

10	Western Asset SMASh Series M Fund 2014 Annual Report

Schedule of investments

October 31, 2014

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Mortgage-Backed Securities — 34.0%
FHLMC — 0.9%
Federal Home Loan Mortgage Corp. (FHLMC)	2.480%	2/1/32	$4,637	$4,931	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	11/1/35-12/1/38	138,145	154,423
Federal Home Loan Mortgage Corp. (FHLMC)	2.423%	5/1/37	134,222	144,329	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	9/1/39	329,678	375,748
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	11/1/39	614,627	693,721
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	4/1/43-8/1/43	281,857	301,854
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	11/18/29	500,000	528,281	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	10/1/36	95,812	109,372
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	12/1/38	712,996	799,896
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	3/1/39	101,175	112,389
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	4/1/43	569,074	592,892
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	6/1/43-7/1/43	557,424	597,711
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.503%	3/1/33	150,508	161,671	(a)
Total FHLMC				4,577,218
FNMA — 18.6%
Federal National Mortgage Association (FNMA)	3.000%	11/18/29-12/16/29	19,800,000	20,497,814	(b)
Federal National Mortgage Association (FNMA)	2.500%	12/16/29	4,700,000	4,753,794	(b)
Federal National Mortgage Association (FNMA)	3.500%	12/16/29-12/11/44	15,500,000	16,201,597	(b)
Federal National Mortgage Association (FNMA)	4.500%	11/1/31-11/1/41	845,334	919,919
Federal National Mortgage Association (FNMA)	2.310%	5/1/32	25,709	25,837	(a)
Federal National Mortgage Association (FNMA)	1.813%	1/1/33	49,269	51,633	(a)
Federal National Mortgage Association (FNMA)	6.000%	4/1/33-12/1/47	644,503	722,347
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-5/1/41	1,340,729	1,489,763
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-8/1/37	98,464	110,392
Federal National Mortgage Association (FNMA)	6.500%	11/1/37-5/1/40	1,703,873	1,935,090
Federal National Mortgage Association (FNMA)	7.000%	2/1/39	138,677	159,280
Federal National Mortgage Association (FNMA)	3.500%	8/1/42-5/1/43	2,699,757	2,808,284
Federal National Mortgage Association (FNMA)	4.000%	10/1/42-7/1/43	2,645,991	2,830,297
Federal National Mortgage Association (FNMA)	4.500%	11/13/44	17,300,000	18,751,578	(b)
Federal National Mortgage Association (FNMA)	5.000%	11/13/44	15,300,000	16,943,554	(b)
Total FNMA				88,201,179
GNMA — 14.5%
Government National Mortgage Association (GNMA)	6.000%	8/20/37-12/20/41	2,393,489	2,734,590
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	1,170,576	1,283,031
Government National Mortgage Association (GNMA)	5.000%	7/20/40-11/20/40	118,116	131,670
Government National Mortgage Association (GNMA)	4.000%	12/18/44	20,000,000	21,327,345	(b)

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2014 Annual Report	11

Schedule of investments (cont’d)

October 31, 2014

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	6.000%	7/20/38-6/20/41	$2,196,619	$2,487,809
Government National Mortgage Association (GNMA) II	4.500%	4/20/41-7/20/41	7,435,700	8,148,350
Government National Mortgage Association (GNMA) II	3.500%	11/20/44-12/18/44	20,200,000	21,062,868	(b)
Government National Mortgage Association (GNMA) II	4.000%	11/20/44	3,000,000	3,207,832	(b)
Government National Mortgage Association (GNMA) II	4.500%	12/18/44	8,000,000	8,717,034	(b)
Total GNMA				69,100,529
Total Mortgage-Backed Securities (Cost — $161,527,410)				161,878,926
Asset-Backed Securities — 11.5%
ACAS CLO Ltd., 2014-1A A	1.741%	7/18/26	1,000,000	1,000,000	(a)(c)(d)
ACE Securities Corp., 2006-GP1 A	0.412%	2/25/31	44,435	42,350	(a)
Adams Mill CLO Ltd., 2014-1A A2	1.627%	7/15/26	1,000,000	992,500	(a)(c)
AFC Home Equity Loan Trust, 2002-2 2A	0.852%	6/25/30	25,492	22,192	(a)
Ameriquest Mortgage Securities Inc., 2005-R9 A2C	0.502%	11/25/35	1,158,980	1,092,162	(a)
Amortizing Residential Collateral Trust, 2002-BC1M A	0.772%	1/1/32	49,300	43,669	(a)
Apidos CDO, 2013-16A B	3.031%	1/19/25	1,650,000	1,607,925	(a)(c)(d)
Apidos CDO, 2014-18A A1	1.646%	7/22/26	1,000,000	991,601	(a)(c)
Argent Securities Inc., 2003-W3 M1	1.280%	9/25/33	176,938	172,509	(a)
Argent Securities Inc., 2004-W5 AV3B	1.055%	4/25/34	211,783	206,398	(a)
Argent Securities Inc., 2006-M3 A2C	0.312%	10/25/36	5,433,804	2,406,460	(a)
Arrowpoint CLO Ltd., 2014-2A A1L	1.735%	3/12/26	1,000,000	995,505	(a)(c)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	392,289	413,855	(a)
Bayview Financial Asset Trust, 2007-SR1A M2	1.052%	3/25/37	1,007,804	836,478	(a)(c)
Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.435%	2/25/36	25,895	25,732	(a)
Carlyle Global Market Strategies, 2013-4A C	3.031%	10/15/25	250,000	241,043	(a)(c)
Carlyle Global Market Strategies, 2014-2A A	1.766%	5/15/25	1,500,000	1,500,900	(a)(c)(d)
CDC Mortgage Capital Trust, 2002-HE1 A	0.772%	1/25/33	21,241	19,959	(a)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2002-4 2A1	0.892%	10/25/32	7,725	7,237	(a)
CIFC Funding Ltd., 2014-3A A	1.642%	7/22/26	750,000	745,950	(a)(c)
CIT Group Securitization Corp., 1995-2 B	7.650%	5/15/26	1,471,865	1,534,028
Citigroup Mortgage Loan Trust Inc., 2006-WFH2 M1	0.422%	8/25/36	3,970,000	3,220,627	(a)

See Notes to Financial Statements.

12	Western Asset SMASh Series M Fund 2014 Annual Report

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Countrywide Asset-Backed Certificates, 2002-BC1	0.812%	4/25/32	$54,702	$37,062	(a)
Countrywide Asset-Backed Certificates, 2003-2 3A	0.652%	8/26/33	87,293	75,468	(a)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.482%	7/25/36	143,474	116,508	(a)(c)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.052%	10/25/47	51,863	45,663	(a)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.352%	2/25/37	174,904	110,988	(a)(c)
Countrywide Home Equity Loan Trust, 2004-0 2A	0.433%	2/15/34	16,799	14,919	(a)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	863,000	909,450	(c)
CWABS Revolving Home Equity Loan Trust, 2004-S 1A	0.393%	2/15/30	1,273,469	1,116,626	(a)
EMC Mortgage Loan Trust, 2004-C A1	0.702%	3/25/31	64,886	63,934	(a)(c)
EMC Mortgage Loan Trust, 2006-A A1	0.602%	12/25/42	226,503	215,121	(a)(c)
Fieldstone Mortgage Investment Corp., 2004-4 M3	2.105%	10/25/35	2,720,000	2,285,741	(a)
Flatiron CLO Ltd., 2013-1A B	2.978%	1/17/26	250,000	242,475	(a)(c)(d)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.902%	2/25/31	36,782	35,490	(a)(c)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.362%	11/25/36	60,088	51,816	(a)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.332%	12/25/36	64,466	56,496	(a)
Greenpoint Manufactured Housing, 1999-2 A2	2.910%	3/18/29	265,000	243,530	(a)
Greenpoint Manufactured Housing, 1999-3 2A2	3.531%	6/19/29	400,000	348,000	(a)
Greenpoint Manufactured Housing, 1999-4 A2	3.654%	2/20/30	200,000	174,000	(a)
Greenpoint Manufactured Housing, 2001-2 IA2	3.656%	2/20/32	100,000	92,425	(a)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.652%	3/13/32	525,000	478,488	(a)
GSAMP Trust, 2003-SEA A1	0.552%	2/25/33	83,662	78,349	(a)
GSAMP Trust, 2004-AR1 M1	1.127%	6/25/34	2,150,000	2,024,661	(a)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.455%	9/25/36	380,706	363,134	(a)(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	83,333	84,169	(c)
Jamestown CLO Ltd., 2014-4A A1C	1.664%	7/15/26	1,500,000	1,492,560	(a)(c)
Lehman XS Trust, 2005-5N 1A1	0.452%	11/25/35	66,287	58,594	(a)
Lehman XS Trust, 2006-2N 1A1	0.412%	2/25/46	84,328	63,033	(a)
Lehman XS Trust, 2006-4N A2A	0.372%	4/25/46	187,068	138,779	(a)
MASTR Asset-Backed Securities Trust, 2003-OPT1 M2	2.927%	12/25/32	557,059	544,705	(a)
MASTR Asset-Backed Securities Trust, 2006-HE4 A3	0.302%	11/25/36	4,375,340	2,034,505	(a)
Morgan Stanley Mortgage Loan Trust, 2007-2AX 2A1	0.242%	12/25/36	44,850	25,807	(a)
Neuberger Berman CLO Ltd., 2014-16A A1	1.701%	4/15/26	830,000	829,170	(a)(c)(d)
Origen Manufactured Housing, 2006-A A2	2.317%	10/15/37	1,061,823	960,558	(a)
Origen Manufactured Housing, 2007-A A2	2.395%	4/15/37	1,363,522	1,219,552	(a)
OZLM Ltd., 2014-7A A1B	1.745%	7/17/26	500,000	498,750	(a)(c)(d)
OZLM Ltd., 2014-8A A1A	1.715%	10/17/26	1,500,000	1,495,500	(a)(c)(d)
OZLM Ltd., 2014-8A A2A	2.425%	10/17/26	1,000,000	975,200	(a)(c)(d)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.932%	1/25/31	10,821	9,284	(a)

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2014 Annual Report	13

Schedule of investments (cont’d)

October 31, 2014

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.692%	8/25/31	$13,902	$9,418	(a)
RAAC Series, 2006-RP3 A	0.422%	5/25/36	410,209	365,873	(a)(c)
RAAC Series, 2006-SP1 M1	0.552%	9/25/45	2,160,000	1,753,672	(a)
RAAC Series, 2007-RP1 A	0.442%	5/25/46	144,439	130,770	(a)(c)
Renaissance Home Equity Loan Trust, 2003-1 A	1.012%	6/25/33	10,404	9,881	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	1.035%	8/25/33	650,798	615,827	(a)
Renaissance Home Equity Loan Trust, 2007-3 AV2	1.152%	9/25/37	479,111	381,335	(a)
Renaissance Home Equity Loan Trust, 2007-3 AV3	1.952%	9/25/37	2,097,658	1,708,371	(a)
Residential Asset Mortgage Products Inc., 2002-RS6 AII	1.052%	11/25/32	3,644	3,118	(a)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.832%	3/25/33	1,684	1,507	(a)
Residential Asset Mortgage Products Inc., 2004-RZ3 MII2	1.802%	9/25/34	950,766	893,656	(a)
Residential Asset Mortgage Products Inc., 2006-RZ4 A3	0.422%	10/25/36	1,470,000	1,232,579	(a)
Residential Funding Securities Corp., 2002-RP2 A1	1.652%	10/25/32	5,516	5,094	(a)(c)
Saranac CLO Ltd., 2014-2A B	2.282%	2/20/25	250,000	242,500	(a)(c)
Securitized Asset-Backed Receivables LLC, 2006-FR3 A2	0.292%	5/25/36	21,903	12,753	(a)
Shackleton CLO Ltd., 2013-4A B1	2.230%	1/13/25	900,000	876,510	(a)(c)(d)
Shackleton CLO Ltd., 2013-4A C	3.230%	1/13/25	250,000	244,625	(a)(c)(d)
Sound Point CLO Ltd., 2014-1A B1	2.131%	4/18/26	1,500,000	1,431,130	(a)(c)
Southern Pacific Secured Assets Corp., 1998-2 A1	0.492%	7/25/29	2,216	2,021	(a)
Structured Asset Securities Corp., 2001-SB1 A2	3.375%	8/25/31	1,277,837	1,263,251
Structured Asset Securities Corp., 2004-SC1	8.407%	12/25/29	26,607	25,851	(a)(c)
Structured Asset Securities Corp., 2005-4XS 2A1A	1.903%	3/25/35	33,139	33,102	(a)
Structured Asset Securities Corp., 2005-WF1 A3	0.812%	2/25/35	628,500	626,469	(a)
Structured Asset Securities Corp., 2007-BC3 1A2	0.292%	5/25/47	100,000	91,163	(a)
Structured Asset Securities Corp., 2007-TC1 A	0.452%	4/25/31	36,397	34,948	(a)(c)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.582%	3/25/37	342,531	336,204	(a)(c)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	129,529	133,648
Venture CDO Ltd., 2013-15A B1	2.281%	7/15/25	800,000	791,440	(a)(c)(d)
Venture CDO Ltd., 2013-15A C	3.331%	7/15/25	500,000	494,500	(a)(c)(d)
Venture CDO Ltd., 2014-16A A1L	1.731%	4/15/26	3,130,000	3,130,000	(a)(c)
Total Asset-Backed Securities (Cost — $51,375,290)				54,610,806
Collateralized Mortgage Obligations — 27.1%
American Home Mortgage Assets, 2006-2 2A1	0.342%	9/25/46	71,059	52,889	(a)
American Home Mortgage Investment Trust, 2005-1 1A3	0.462%	6/25/45	3,706,457	3,129,710	(a)
ARM Trust, 2005-10 1A21	2.808%	1/25/36	22,508	19,662	(a)
Banc of America Commercial Mortgage Inc., 2006-5 AM	5.448%	9/10/47	170,000	179,990
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	1,173	1,232
Banc of America Funding Corp., 2004-B 3A2	2.801%	12/20/34	17,042	10,144	(a)

See Notes to Financial Statements.

14	Western Asset SMASh Series M Fund 2014 Annual Report

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Banc of America Funding Corp., 2005-E 8A1	2.106%	6/20/35	$63,837	$42,369	(a)
BCAP LLC Trust, 2006-AA1 A1	0.342%	10/25/36	1,002,217	750,576	(a)
Bear Stearns Alt-A Trust, 2004-10 1A3	1.152%	9/25/34	296,967	297,616	(a)
Bear Stearns ARM Trust, 2004-10 15A1	2.588%	1/25/35	26,337	26,684	(a)
Bear Stearns ARM Trust, 2004-10 31A1	2.757%	1/25/35	39,838	39,138	(a)
CD Commercial Mortgage Trust, 2006-CD2 AM	5.346%	1/15/46	200,000	209,571	(a)
Chevy Chase Mortgage Funding Corp., 2004-1A A1	0.432%	1/25/35	118,464	105,088	(a)(c)
Citigroup Commercial Mortgage Trust, 2014-GC25 A3	3.372%	10/10/47	1,170,000	1,186,546
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	3,760,000	3,888,132
COBALT CMBS Commercial Mortgage Trust, 2007-C2 AMFX	5.526%	4/15/47	340,000	368,031	(a)
COMM Mortgage Trust, 2014-UBS3 XA, IO	1.360%	6/10/47	7,725,221	685,432	(a)
Commercial Mortgage Lease-Backed Certificates, 2001-CMLB A1	6.746%	6/20/31	174,898	177,714	(c)
Commercial Mortgage Pass Through Certificates, 2014-CR20 B	4.239%	11/10/47	1,680,000	1,726,866
Commercial Mortgage Pass-Through Certificates, 2012-CR3 A3	2.822%	10/15/45	40,000	39,704
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	360,000	382,408
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	160,000	172,278	(a)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.086%	10/10/46	80,000	85,972	(a)
Commercial Mortgage Pass-Through Certificates, 2013-WWP A2	3.424%	3/10/31	130,000	132,737	(c)
Connecticut Avenue Securities, 2014-C03 1M1	1.352%	7/25/24	4,539,924	4,496,802	(a)
Countrywide Alternative Loan Trust, 2005-17 2A1	0.392%	7/25/35	91,830	76,228	(a)
Countrywide Alternative Loan Trust, 2005-24 1A1	1.425%	7/20/35	1,245,687	1,012,446	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.387%	7/20/35	68,870	60,476	(a)
Countrywide Alternative Loan Trust, 2005-57CB 4A3	5.500%	12/25/35	1,180,377	1,074,871
Countrywide Alternative Loan Trust, 2005-62 1A1	0.452%	12/25/35	986,037	839,092	(a)
Countrywide Alternative Loan Trust, 2006-0A02 A5	0.387%	5/20/46	127,561	93,007	(a)
Countrywide Alternative Loan Trust, 2007-0A2 2A1	0.282%	3/25/47	114,088	77,811	(a)
Countrywide Home Loans, 2004-R1 1AF	0.552%	11/25/34	564,963	518,248	(a)(c)
Countrywide Home Loans, 2006-R2 AF1	0.572%	7/25/36	759,304	695,672	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.452%	5/25/35	88,940	76,945	(a)
Credit Suisse Commercial Mortgage Trust, 2007-C2 AM	5.607%	1/15/49	489,000	528,408	(a)
Credit Suisse First Boston Mortgage Securities Corp., 2001-28 1A1	0.802%	11/25/31	88,794	77,417	(a)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.408%	6/25/34	16,261	16,059	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.347%	7/15/37	1,658,056	281,427	(a)

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2014 Annual Report	15

Schedule of investments (cont’d)

October 31, 2014

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.797%	10/15/41	$1,385,133	$260,633	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	94,191	106,211
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.656%	7/25/21	5,123,079	466,105	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.188%	4/25/20	5,724,381	274,461	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.435%	12/25/21	1,231,832	99,329	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K024 X1, IO	0.899%	9/25/22	988,791	54,915	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.365%	6/25/21	7,948,521	538,075	(a)
Federal National Mortgage Association (FNMA), 2010-100 SD, IO	6.428%	9/25/40	1,719,315	325,257	(a)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.378%	12/25/40	171,032	25,207	(a)
Federal National Mortgage Association (FNMA), 2010-150 SK, IO	6.378%	1/25/41	364,502	65,533	(a)
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	480,285	558,478
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	52,242	58,825
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	66,676	61,717
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.448%	7/25/42	318,731	63,787	(a)
Federal National Mortgage Association (FNMA), 2012-093 UI, IO	3.000%	9/25/27	2,013,587	237,573
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	396,785	441,531
Federal National Mortgage Association (FNMA), 2013-010 SJ, IO	5.998%	2/25/43	1,047,751	215,166	(a)
Federal National Mortgage Association (FNMA), 2014-047 AI, IO	1.852%	8/25/44	12,747,041	957,295	(a)
Federal National Mortgage Association (FNMA), 2014-M5 SA, IO	4.541%	1/25/17	17,088,843	660,723	(a)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	69,851	13,465
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	41,048	7,858
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	21,443	3,010	(a)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	23,306	3,558	(a)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	34,965	4,679
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	54,218	10,347
Federal National Mortgage Association (FNMA), 407 C10, IO	5.000%	1/25/38	211,237	37,867
Federal National Mortgage Association (FNMA), 409 C02, IO	3.000%	4/25/27	636,716	73,902
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	353,418	71,409
FREMF Mortgage Trust, 2013-KF02 C	2.814%	12/25/45	148,982	152,826	(a)(c)
FREMF Mortgage Trust, 2014-K503 C	3.079%	10/25/47	1,020,000	997,199	(a)(c)

See Notes to Financial Statements.

16	Western Asset SMASh Series M Fund 2014 Annual Report

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
GMAC Mortgage Corp. Loan Trust, 2006-AR1 1A1	2.965%	4/19/36	$1,753,995	$1,557,041	(a)
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC-1	6.343%	3/20/39	92,101	11,998	(a)
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.493%	1/20/40	162,845	29,433	(a)
Government National Mortgage Association (GNMA), 2011-140 AI, IO	4.000%	10/16/26	472,580	56,323
Government National Mortgage Association (GNMA), 2011-H01 AF	0.607%	11/20/60	1,209,698	1,211,148	(a)
Government National Mortgage Association (GNMA), 2011-H11 FB	0.657%	4/20/61	1,880,247	1,886,474	(a)
Government National Mortgage Association (GNMA), 2014-157 IO, IO	0.900%	5/16/55	68,070,000	5,052,070	(a)(d)
Government National Mortgage Association (GNMA), 2014-73 IO, IO	0.896%	4/16/56	34,818,580	2,399,986	(a)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	590,000	651,383	(a)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.502%	1/25/35	1,993,334	1,683,631	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.502%	3/25/35	1,018,626	896,967	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.502%	9/25/35	527,214	453,359	(a)(c)
GSR Mortgage Loan Trust, 2004-14 3A2	2.816%	12/25/34	37,941	36,644	(a)
GSR Mortgage Loan Trust, 2005-AR3 1A1	0.592%	5/25/35	84,383	77,849	(a)
HarborView Mortgage Loan Trust, 2006-02	2.695%	2/25/36	111,609	90,097	(a)
HarborView Mortgage Loan Trust, 2006-13 A	0.337%	11/19/46	171,080	135,507	(a)
HarborView Mortgage Loan Trust, 2007-4 2A1	0.377%	7/19/47	89,068	77,022	(a)
HarborView Mortgage Loan Trust, 2007-7 2A1A	1.152%	10/25/37	122,093	107,781	(a)
Homebanc Mortgage Trust, 2004-2 A1	0.892%	12/25/34	935,163	899,781	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.472%	3/25/36	292,829	213,566	(a)
IMPAC Secured Assets Corp., 2007-2 2A	0.402%	4/25/37	1,225,605	1,134,275	(a)
Indymac Index Mortgage Loan Trust, 2005-AR14 2A1A	0.452%	7/25/35	52,330	46,749	(a)
Indymac Index Mortgage Loan Trust, 2006-AR06 2A1A	0.352%	6/25/47	100,567	77,707	(a)
Indymac Index Mortgage Loan Trust, 2007-AR07 1A1	2.717%	11/25/37	234,488	224,336	(a)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.081%	11/15/45	340,000	368,204	(a)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 XA, IO	1.086%	1/15/47	40,245,435	2,622,654	(a)
JPMBB Commercial Mortgage Securities Trust, 2014-C24 XA, IO	1.241%	11/15/47	67,270,000	4,734,194	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AM	5.877%	2/12/51	1,910,000	2,118,909	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-C20 C	4.572%	7/15/47	1,130,000	1,168,842	(a)
JPMorgan Chase, Re-REMIC	0.362%	7/25/36	7,449,459	4,281,299	(d)

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2014 Annual Report	17

Schedule of investments (cont’d)

October 31, 2014

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
JPMorgan Chase, Re-REMIC	0.362%	12/25/36	$14,350,000	$9,350,374	(d)
JPMorgan Chase, Re-REMIC, 2014-6	0.365%	7/25/46	14,350,000	7,605,500	(d)
JPMorgan Mortgage Trust, 2005-A6 3A3	2.640%	9/25/35	1,760,000	1,665,829	(a)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,128,802	969,001
La Hipotecaria SA, 2007-1GA A	4.250%	12/23/36	295,053	287,677	(a)(c)
LB Commercial Conduit Mortgage Trust, 2007-C3 AM	5.903%	7/15/44	2,390,000	2,627,230	(a)
LB-UBS Commercial Mortgage Trust, 2006-C6 AJ	5.452%	9/15/39	2,170,000	2,285,382	(a)
LB-UBS Commercial Mortgage Trust, 2007-C7 AM	6.163%	9/15/45	1,950,000	2,193,651	(a)
Luminent Mortgage Trust, 2006-2 A1A	0.352%	2/25/46	98,822	73,413	(a)
Luminent Mortgage Trust, 2006-4 A1A	0.342%	5/25/46	86,079	68,676	(a)
Luminent Mortgage Trust, 2006-7 2A1	0.322%	12/25/36	43,754	35,370	(a)
MASTR ARM Trust, 2004-4 3A1	2.171%	5/25/34	99,446	98,492	(a)
MASTR ARM Trust, 2005-7 3A1	2.467%	9/25/35	126,723	94,824	(a)
MASTR ARM Trust, 2007-R5 A1	2.622%	11/25/35	1,241,326	916,965	(a)(c)
Merrill Lynch Alternative Note Asset Trust, 2007-OAR1 A1	0.322%	2/25/37	1,838,816	1,720,556	(a)
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	2.833%	3/25/36	1,242,561	932,459	(a)
Merrill Lynch Mortgage Trust, 2007-C1 A4	5.835%	6/12/50	240,000	263,518	(a)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.882%	8/12/49	340,000	373,200	(a)
MLCC Mortgage Investors Inc., 2003-G XA2, IO	1.000%	1/25/29	151,927	4,594	(a)(e)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	1.862%	8/15/45	1,610,108	136,731	(a)(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 AS	3.214%	2/15/46	62,000	61,203
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.082%	7/15/46	100,000	107,687	(a)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.412%	3/25/36	364,779	279,867	(a)
Morgan Stanley Mortgage Loan Trust, 2007-6XS 2A1M	0.372%	2/25/47	373,152	120,062	(a)
Prime Mortgage Trust, 2005-2 2A1	6.809%	10/25/32	29,048	31,763	(a)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	2.504%	5/25/35	15,641	15,663	(a)
Regal Trust IV, 1999-1 A	2.167%	9/29/31	4,822	4,556	(a)(c)
Residential Accredit Loans Inc., 2006-QA2 1A1	0.402%	2/25/36	742,574	502,615	(a)
Residential Accredit Loans Inc., 2006-QO7 3A2	0.357%	9/25/46	1,825,909	1,237,316	(a)
Residential Accredit Loans Inc., 2007-QO1 A1	0.302%	2/25/47	90,045	71,602	(a)
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	66,431	63,185
Residential Asset Securitization Trust, 2005-A15 1A4	5.750%	2/25/36	2,599,635	2,474,730
Structured Agency Credit Risk Debt Notes, 2014-DN1 M2	2.352%	2/25/24	7,640,000	7,563,665	(a)
Structured Agency Credit Risk Debt Notes, 2014-DN3 M2	2.552%	8/25/24	1,460,000	1,467,863	(a)
Structured Agency Credit Risk Debt Notes, 2014-HQ1 M2	2.652%	8/25/24	560,000	559,154	(a)

See Notes to Financial Statements.

18	Western Asset SMASh Series M Fund 2014 Annual Report

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Structured Agency Credit Risk Debt Notes, 2014-HQ3 M3	4.903%	10/25/24	$3,180,000	$3,206,894	(a)
Structured ARM Loan Trust, 2005-19XS 1A1	0.472%	10/25/35	43,004	36,614	(a)
Structured Asset Mortgage Investments Inc., 2005-AR7 4A1	2.265%	3/25/46	774,661	612,765	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.382%	2/25/36	194,214	156,638	(a)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.362%	4/25/36	177,515	131,694	(a)
Structured Asset Securities Corp., 2003-9A 2A2	2.352%	3/25/33	429,154	427,889	(a)
Structured Asset Securities Corp., 2004-2 4A1	2.513%	3/25/34	294,202	295,286	(a)
Thornburg Mortgage Securities Trust, 2007-4 2A1	2.438%	9/25/37	611,279	605,420	(a)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.052%	9/25/37	88,427	91,974	(a)
UBS Barclays Commercial Mortgage Trust, 2012-C4 AS	3.317%	12/10/45	35,000	34,921	(c)
VNO Mortgage Trust, 2012-6AVE A	2.996%	11/15/30	100,000	99,601	(c)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AM	5.383%	12/15/43	190,000	203,076
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AMFL	0.357%	12/15/43	357,000	345,848	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2007-OA3 2A	0.885%	4/25/47	693,333	575,445	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.925%	7/25/47	2,030,130	1,736,167	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR11	2.425%	10/25/34	758,241	755,633	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A2A3	0.552%	1/25/45	273,057	262,154	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.472%	7/25/45	220,122	211,605	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.432%	11/25/45	71,515	63,595	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.422%	12/25/45	85,041	79,163	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.442%	12/25/45	127,561	116,118	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR06 2A	1.075%	8/25/46	3,876,830	2,657,470	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR11 1A	1.075%	9/25/46	146,018	127,269	(a)
Wells Fargo Commercial Mortgage Trust, 2014-LC16 XA, IO	1.491%	8/15/50	36,099,327	3,277,512	(a)
WF-RBS Commercial Mortgage Trust, 2012-C7 XA, IO	1.576%	6/15/45	492,066	44,104	(a)(c)
WF-RBS Commercial Mortgage Trust, 2014-C24 B	4.204%	11/15/47	1,670,000	1,719,983
Total Collateralized Mortgage Obligations (Cost — $125,584,630)				128,926,779

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2014 Annual Report	19

Schedule of investments (cont’d)

October 31, 2014

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 0.2%
Financials — 0.2%
Banks — 0.2%
Achmea Bank NV, Senior Notes	3.200%	11/3/14	$397,000	$397,000	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	400,000	465,500	(a)(c)(f)
Total Financials				862,500
Health Care — 0.0%
Health Care Providers & Services — 0.0%
HCA Inc., Senior Secured Notes	4.250%	10/15/19	120,000	122,100
Total Corporate Bonds & Notes (Cost — $917,194)				984,600
U.S. Government & Agency Obligations — 18.4%
U.S. Government Agencies — 1.5%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	7,960,000	7,144,084
U.S. Government Obligations — 16.9%
U.S. Treasury Bonds	3.375%	5/15/44	31,270,000	33,177,970
U.S. Treasury Bonds	3.125%	8/15/44	21,700,000	21,971,250
U.S. Treasury Notes	0.250%	3/31/15	25,000,000	25,015,625
Total U.S. Government Obligations				80,164,845
Total U.S. Government & Agency Obligations (Cost — $85,832,553)				87,308,929
U.S. Treasury Inflation Protected Securities — 1.2%
U.S. Government Obligations — 1.2%
U.S. Treasury Bonds, Inflation Indexed (Cost — $5,608,338)	1.375%	2/15/44	5,103,100	5,638,925

		Expiration Date	Contracts/ Notional Amount
Purchased Options — 0.0%
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.IG.23 Index, Call @ $60.00		1/21/15	9,100,000	11,479
U.S. Treasury 10-Year Note, Call @ $142		11/21/14	100	1,562
U.S. Treasury 30-Year Notes, Call @ $142.00		11/21/14	65	46,719
U.S. Treasury 30-Year Notes, Put @ $142.00		11/21/14	56	91,000
Total Purchased Options (Cost — $137,911)				150,760
Total Investments before Short-Term Investments (Cost — $430,983,326)				439,499,725

See Notes to Financial Statements.

20	Western Asset SMASh Series M Fund 2014 Annual Report

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 34.6%
U.S. Government Agencies — 3.2%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $14,987,633)	0.140%	6/1/15	$15,000,000	$14,994,750	(g)
Repurchase Agreements — 31.4%
State Street Bank & Trust Co. repurchase agreement dated 10/31/14; Proceeds at maturity — $149,510,000; (Fully collateralized by U.S. government agency obligations, 2.170% due 11/7/22; Market value — $152,504,320) (Cost — $149,510,000)	0.000%	11/3/14	149,510,000	149,510,000
Total Short-Term Investments (Cost — $164,497,633)				164,504,750
Total Investments — 127.0% (Cost — $595,480,959#)				604,004,475
Liabilities in Excess of Other Assets — (27.0)%				(128,428,139)
Total Net Assets — 100.0%				$475,576,336

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security (unaudited).

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $595,505,024.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
CMT	— Constant Maturity Treasury
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2014 Annual Report	21

Schedule of investments (cont’d)

October 31, 2014

Western Asset SMASh Series M Fund

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Mid Curve 2-Year Futures, Put	11/14/14	$97.88	41	$769
U.S. Treasury 5-Year Notes, Put	11/21/14	119.00	57	10,242
U.S. Treasury 10-Year Notes, Call	11/21/14	129.00	85	3,984
U.S. Treasury 10-Year Notes, Call	11/21/14	128.00	77	9,625
U.S. Treasury 10-Year Notes, Call	11/21/14	128.50	148	11,562
U.S. Treasury 10-Year Notes, Call	11/21/14	127.50	110	22,344
U.S. Treasury 10-Year Notes, Call	11/21/14	126.50	99	51,047
U.S. Treasury 10-Year Notes, Call	11/21/14	127.00	232	76,125
U.S. Treasury 10-Year Notes, Call	12/26/14	128.50	21	3,937
U.S. Treasury 10-Year Notes, Call	12/26/14	127.00	39	18,281
U.S. Treasury 10-Year Notes, Call	2/20/15	125.50	7	10,172
U.S. Treasury 10-Year Notes, Put	11/21/14	124.50	66	5,156
U.S. Treasury 10-Year Notes, Put	11/21/14	125.00	91	12,797
U.S. Treasury 10-Year Notes, Put	11/21/14	128.00	21	37,078
U.S. Treasury 10-Year Notes, Put	11/21/14	127.00	105	101,719
U.S. Treasury 10-Year Notes, Put	11/21/14	126.00	332	140,063
U.S. Treasury 10-Year Notes, Put	12/26/14	122.50	21	2,953
U.S. Treasury 10-Year Notes, Put	12/26/14	124.50	50	26,563
U.S. Treasury 10-Year Notes, Put	12/26/14	125.00	254	178,594
U.S. Treasury 10-Year Notes, Put	2/20/15	121.50	7	1,750
U.S. Treasury 30-Year Bonds, Call	11/21/14	141.00	6	6,844
U.S. Treasury 30-Year Bonds, Put	11/21/14	136.00	36	2,250
U.S. Treasury 30-Year Bonds, Call	11/21/14	146.00	25	2,344
U.S. Treasury 30-Year Bonds, Call	11/21/14	144.00	33	8,250
U.S. Treasury 30-Year Bonds, Call	11/21/14	145.00	78	12,187
U.S. Treasury 30-Year Bonds, Put	11/21/14	137.00	25	2,734
U.S. Treasury 30-Year Bonds, Put	11/21/14	139.00	14	5,031
U.S. Treasury 30-Year Bonds, Put	11/21/14	138.00	129	24,188
U.S. Treasury 30-Year Bonds, Put	11/21/14	141.00	35	36,641
U.S. Treasury 30-Year Bonds, Put	11/21/14	140.00	113	70,625
U.S. Treasury 30-Year Bonds, Put	12/26/14	137.00	25	19,922
Total Written Options (Premiums received — $1,086,707)				$915,777

See Notes to Financial Statements.

22	Western Asset SMASh Series M Fund 2014 Annual Report

Statement of assets and liabilities

October 31, 2014

Assets:
Investments, at value (Cost — $445,970,959)	$454,494,475
Repurchase agreements, at value (Cost — $149,510,000)	149,510,000
Cash	123,594
Receivable for securities sold	8,655,360
Receivable for Fund shares sold	22,625,324
Deposits with brokers for open written options	1,507,721
Interest receivable	1,379,840
Deposits with brokers for open futures contracts	971,621
Deposits with brokers for centrally cleared swap contracts	242,000
Deposits with brokers for open purchased options	229,311
Receivable from broker — variation margin on centrally cleared swaps	126,925
Receivable from broker — variation margin on open futures contracts	29,508
Receivable from investment manager	14,148
Principal paydown receivable	583
Prepaid expenses	18,789
Total Assets	639,929,199

Liabilities:
Payable for securities purchased	162,678,807
Written options, at value (premiums received — $1,086,707)	915,777
Payable for Fund shares repurchased	688,485
Trustees’ fees payable	497
Accrued expenses	69,297
Total Liabilities	164,352,863
Total Net Assets	$475,576,336

Net Assets:
Par value (Note 5)	$438
Paid-in capital in excess of par value	457,647,431
Undistributed net investment income	2,093,427
Accumulated net realized gain on investments, futures contracts, written options and swap contracts	6,087,356
Net unrealized appreciation on investments, futures contracts, written options and swap contracts	9,747,684
Total Net Assets	$475,576,336
Shares Outstanding	43,814,666
Net Asset Value	$10.85

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2014 Annual Report	23

Statement of operations

For the Year Ended October 31, 2014

Investment Income:
Interest	$8,405,428

Expenses:
Audit and tax fees	43,795
Registration fees	36,832
Legal fees	32,488
Fund accounting fees	27,865
Shareholder reports	25,673
Custody fees	11,130
Transfer agent fees	9,566
Insurance	6,402
Trustees’ fees	5,269
Miscellaneous expenses	3,451
Total Expenses	202,471
Less: Fee waivers and/or expense reimbursements (Note 2)	(202,471)
Net Expenses	—
Net Investment Income	8,405,428

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	5,007,894
Futures contracts	1,937,977
Written options	3,324,146
Swap contracts	(38,377)
Net Realized Gain	10,231,640
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,616,973
Futures contracts	(384,759)
Written options	170,930
Swap contracts	61,390
Change in Net Unrealized Appreciation (Depreciation)	1,464,534
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	11,696,174
Increase in Net Assets from Operations	$20,101,602

See Notes to Financial Statements.

24	Western Asset SMASh Series M Fund 2014 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2014	2013

Operations:
Net investment income	$8,405,428	$7,133,560
Net realized gain (loss)	10,231,640	(2,060,666)
Change in net unrealized appreciation (depreciation)	1,464,534	2,312,054
Increase in Net Assets From Operations	20,101,602	7,384,948

Distributions to Shareholders From (Note 1):
Net investment income	(9,565,278)	(7,775,115)
Net realized gains	—	(1,193,929)
Decrease in Net Assets From Distributions to Shareholders	(9,565,278)	(8,969,044)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	291,248,118	171,189,142
Reinvestment of distributions	256	—
Cost of shares repurchased	(101,328,506)	(142,711,532)
Increase in Net Assets From Fund Share Transactions	189,919,868	28,477,610
Increase in Net Assets	200,456,192	26,893,514

Net Assets:
Beginning of year	275,120,144	248,226,630
End of year*	$475,576,336	$275,120,144
*Includesundistributed net investment income of:	$2,093,427	$2,554,508

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2014 Annual Report	25

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31:
	2014[1]	2013[1]	2012	2011	2010

Net asset value, beginning of year	$10.48	$10.55	$10.38	$10.43	$9.74

Income from operations:
Net investment income	0.30	0.27	0.29	0.39	0.49
Net realized and unrealized gain	0.42	0.01	0.50	0.13	0.86
Total income from operations	0.72	0.28	0.79	0.52	1.35

Less distributions from:
Net investment income	(0.35)	(0.30)	(0.36)	(0.36)	(0.63)
Net realized gains	—	(0.05)	(0.26)	(0.21)	(0.03)
Total distributions	(0.35)	(0.35)	(0.62)	(0.57)	(0.66)

Net asset value, end of year	$10.85	$10.48	$10.55	$10.38	$10.43
Total return[2]	7.10%	2.75%	7.93%	5.22%	14.57%

Net assets, end of year (000s)	$475,576	$275,120	$248,227	$156,898	$129,557

Ratios to average net assets:
Gross expenses[3]	0.07%	0.09%	0.09%	0.09%	0.20%
Net expenses[4,5,6]	0.00	0.00	0.00	0.00	0.00
Net investment income	2.82	2.64	2.94	3.82	5.07

Portfolio turnover rate[7]	187%	150%	145%	184%	253%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separately managed account sponsor.

[4]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses. This arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 615%, 694%, 642%, 743% and 723% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

See Notes to Financial Statements.

26	Western Asset SMASh Series M Fund 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series M Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly

Western Asset SMASh Series M Fund 2014 Annual Report	27

Notes to financial statements (cont’d)

affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

28	Western Asset SMASh Series M Fund 2014 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Mortgage-backed securities	—	$161,878,926	—	$161,878,926
Asset-backed securities	—	47,989,656	$6,621,150	54,610,806
Collateralized mortgage obligations	—	128,926,779	—	128,926,779
Corporate bonds & notes	—	984,600	—	984,600
U.S. government & agency obligations	—	87,308,929	—	87,308,929
U.S. Treasury inflation protected securities	—	5,638,925	—	5,638,925
Purchased options	$139,281	11,479	—	150,760
Total long-term investments	$139,281	$432,739,294	$6,621,150	$439,499,725
Short-term investments†	—	164,504,750	—	164,504,750
Total investments	$139,281	$597,244,044	$6,621,150	$604,004,475
Other financial instruments:
Futures contracts	$1,154,207	—	—	$1,154,207
Centrally cleared credit default swaps on credit indices — sell protection	—	$61,390	—	61,390
Total other financial instruments	$1,154,207	$61,390	—	$1,215,597
Total	$1,293,488	$597,305,434	$6,621,150	$605,220,072

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$915,777	—	—	$915,777
Futures contracts	162,359	—	—	162,359
Total	$1,078,136	—	—	$1,078,136

†	See Schedule of Investments for additional detailed categorizations.

Western Asset SMASh Series M Fund 2014 Annual Report	29

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Mortgage-Backed Securities	Asset- Backed Securities	Collateralized Mortgage Obligations	Total
Balance as of October 31, 2013	$2,103,953	—	$341,201	$2,445,154
Accrued premiums/discounts	—	$4,016	63	4,079
Realized gain (loss)[1]	—	(3,485)	264	(3,221)
Change in unrealized appreciation (depreciation)[2]	—	(16,182)	(4,364)	(20,546)
Purchases	(2,103,953)	8,958,396	—	6,854,443
Sales	—	(2,321,595)	(44,893)	(2,366,488)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3[3]	—	—	(292,271)	(292,271)
Balance as of October 31, 2014	—	$6,621,150	—	$6,621,150
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2014[2]	—	$(16,181)	—	$(16,181)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

30	Western Asset SMASh Series M Fund 2014 Annual Report

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be

Western Asset SMASh Series M Fund 2014 Annual Report	31

Notes to financial statements (cont’d)

restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current

32	Western Asset SMASh Series M Fund 2014 Annual Report

market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2014, the total notional value of all credit default swaps to sell protection is $13,690,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended October 31, 2014, see Note 4.

Western Asset SMASh Series M Fund 2014 Annual Report	33

Notes to financial statements (cont’d)

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

34	Western Asset SMASh Series M Fund 2014 Annual Report

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon

Western Asset SMASh Series M Fund 2014 Annual Report	35

Notes to financial statements (cont’d)

prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(n) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the

36	Western Asset SMASh Series M Fund 2014 Annual Report

foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2014, the Fund held written options with credit related contingent features which had a liability position of $915,777. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

Western Asset SMASh Series M Fund 2014 Annual Report	37

Notes to financial statements (cont’d)

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$(141,000)	—	$141,000
(b)	839,769	$(839,769)	—

(a)	Reclassifications are due to distributions paid in connection with the redemption of Fund shares.

(b)

Reclassifications are due to differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital for tax purposes and book/tax differences in the treatment of swap contracts.

38	Western Asset SMASh Series M Fund 2014 Annual Report

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

The investment manager and subadvisers do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and the Fund’s investment manager and subadvisers will be compensated directly or indirectly by separately managed account program sponsors. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

During the year ended October 31, 2014, fees waived and/or expenses reimbursed amounted to $202,471.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$77,213,999	$1,831,176,235
Sales	49,047,709	1,711,217,406

At October 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,090,926
Gross unrealized depreciation	(2,591,475)
Net unrealized appreciation	$8,499,451

Western Asset SMASh Series M Fund 2014 Annual Report	39

Notes to financial statements (cont’d)

At October 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	528	6/16	$129,816,253	$130,251,000	$434,747
U.S. Treasury 10-Year Notes	16	12/14	2,026,365	2,021,750	(4,615)
U.S. Treasury Ultra Long-Term Bonds	239	12/14	37,634,183	37,478,188	(155,995)
					274,137
Contracts to Sell:
90-Day Eurodollar	538	3/15	134,148,551	134,150,300	(1,749)
90-Day Eurodollar	200	3/18	48,724,350	48,670,000	54,350
U.S. Treasury 5-Year Notes	312	12/14	37,290,580	37,262,063	28,517
U.S. Treasury 10-Year Notes	835	3/15	105,544,709	104,909,922	634,787
U.S. Treasury Long-Term Bonds	2	12/14	283,994	282,188	1,806
					717,711
Net unrealized appreciation on open futures contracts					$991,848

During the year ended October 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2013	—	—
Options written	11,887	$5,149,887
Options closed	(2,501)	(1,131,630)
Options exercised	(3,030)	(1,320,887)
Options expired	(3,974)	(1,610,663)
Written options, outstanding as of October 31, 2014	2,382	$1,086,707

At October 31, 2014, the Fund held TBA securities with a total cost of $131,935,003.

At October 31, 2014, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Banc of America Securities LLC (Markit CDX.NA.IG.22 Index)	$10,060,000	6/20/19	1.000% quarterly	$198,484	$146,354	$52,130
BNP Paribas (Markit CDX.NA.HY.23 Index)	3,630,000	12/20/19	5.000% quarterly	255,431	246,171	9,260
Total	$13,690,000			$453,915	$392,525	$61,390

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

40	Western Asset SMASh Series M Fund 2014 Annual Report

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$139,281	$11,479	$150,760
Futures contracts[3]	1,154,207	—	1,154,207
Centrally cleared swap contracts[4]	—	61,390	61,390
Total	$1,293,488	$72,869	$1,366,357

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Written options	$915,777
Futures contracts[3]	162,359
Total	$1,078,136

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset SMASh Series M Fund 2014 Annual Report	41

Notes to financial statements (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(509,448)	—	$(509,448)
Written options	3,324,146	—	3,324,146
Futures contracts	1,937,977	—	1,937,977
Swap contracts	(44,628)	$6,251	(38,377)
Total	$4,708,047	$6,251	$4,714,298

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$13,200	$(351)	$12,849
Written options	170,930	—	170,930
Futures contracts	(384,759)	—	(384,759)
Swap contracts	—	61,390	61,390
Total	$(200,629)	$61,039	$(139,590)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended October 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$28,756
Written options	324,478
Futures contracts (to buy)	202,864,400
Futures contracts (to sell)	109,739,447

Average Notional Balance
Interest rate swap contracts†	$40,677,692
Credit default swap contracts (to sell protection)	1,826,923

†	At October 31, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at October 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$150,760	—	$150,760
Futures contracts[3]	29,508	—	29,508
Centrally cleared swap contracts	126,925	—	126,925
Total	$307,193		$307,193

42	Western Asset SMASh Series M Fund 2014 Annual Report

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Written options	$915,777	$(915,777)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Shares of beneficial interest

At October 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights. Transactions in shares of the Fund were as follows:

	Year Ended October 31, 2014	Year Ended October 31, 2013
Shares sold	27,105,011	16,408,501
Shares issued on reinvestment	24	—
Shares repurchased	(9,549,617)	(13,679,336)
Net increase	17,555,418	2,729,165

6. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
11/13/2014 11/14/2014	$0.014069	—	—
12/11/2014 12/12/2014	$0.065735	$0.095830	$0.041270

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2014	2013
Distributions Paid From:
Ordinary income	$9,565,278	$8,969,044

As of October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$7,195,809
Undistributed long-term capital gains — net	2,197,330
Total undistributed earnings	$9,393,139
Other book/tax temporary differences(a)	(1,188,291)
Unrealized appreciation (depreciation)(b)	9,723,619
Total accumulated earnings (losses) — net	$17,928,467

Western Asset SMASh Series M Fund 2014 Annual Report	43

Notes to financial statements (cont’d)

(a)	Other book/tax temporary differences are attributable to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures and options.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

44	Western Asset SMASh Series M Fund 2014 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset SMASh Series M Fund (the “Fund”), a series of Legg Mason Partners Institutional Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset SMASh Series M Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2014

Western Asset SMASh Series M Fund 2014 Annual Report	45

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series M Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926 or 1-203-703-6002.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

46	Western Asset SMASh Series M Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 and since 2013
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset SMASh Series M Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

48	Western Asset SMASh Series M Fund

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 173 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset SMASh Series M Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

50	Western Asset SMASh Series M Fund

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steve Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset SMASh Series M Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

52	Western Asset SMASh Series M Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2014:

Distributions Paid	November 2013- December 2013	January 2014- October 2014
Interest from Federal Obligations	2.35%	4.48%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset SMASh Series M Fund	53

Western Asset

SMASh Series M Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset SMASh Series M Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series M Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset SMASh Series M Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

AMXX010548 12/14 SR14-2356

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2013 and October 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $102,679 in 2013 and $105,270 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2013 and $0 in 2014.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional $19,200 in 2013 and $10,440 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in 2013 and $0 in 2014.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 23, 2014